Exhibit 99.2

Exhibit 99.2

RXDX-101

&

RXDX-102

Justin Gainor, MD

February 20th, 2014

Background

- Chromosomal fusions are important oncogenic drivers in NSCLC
  - *ALK* Rearrangements (4–6%)
  - *ROS1* Rearrangements (1–2%)
  - *RET* Rearrangements (1–2%)
- In 2013, Vaishnavi et al. reported novel *NTRK1* fusions in 3/91 pan-negative patients with lung adenocarcinoma using NGS and FISH.


NTRK1
e21
MPRIP-NTRK1
e14
e8
CD74-NTRK1
e12
TM domain
CCD
oligomerization domain
kinase domain

MASSACHUSETTS GENERAL HOSPITAL
CANCER CENTER

Vaishnavi et al. Nat Med 2013

Canonical Trk Signaling

NTRK1 encodes the TrkA receptor tyrosine kinase

TRK family of neurotrophin receptors (TrkA, TrkB, TrkC) plays a role in development of the central and peripheral nervous system.

Brodeur GM, et al. Clin Cancer Res 2009

Trk Rearrangements in Human Malignancy



TM
Kinase Domain
NTRK1
NSCLC
MPRIP-NTRK1
CD74-NTRK1
Papillary Thyroid Cancer
TPM3-NTRK1
TFG-NTRK1
TPR-NTRK1
Colorectal Cancer
TPM3-NTRK1

* *NTRK1*, *NTRK2*, or *NTRK3* fusions have also been identified in Glioblastoma, Spitz tumors, Spitzoid melanomas, AML and secretory breast cancer.

Greco A, et al. Mol Cell Endocrinol 2009; Alberti L, et al. J Cell Physiol 2003; Martin-Zanca D et al. Nature 1986; Wiesner T, et al. Nat Commun 2013; Vaishnavi A, et al, Nat Med 2013.

RXDX-101

RXDX-101 is an orally available, selective, potent TKI

Target TrkA TrkB TrkC ROS1 ALK

IC50

(nM) 1 2 5 7 12

Preclinical Activity of RXDX-101 against TrkA

KM-12 is a colorectal cell line harboring an NTRK1 fusion

In vitro Activity in KM-12In Vivo Activity in KM-12 cells Xenografts

Control

30 mg/ kg

60 mg/ kg

72 hr Proliferation IC50 = 22 nM

Preclinical Activity of RXDX-101 in ALK+ Models

H2228 NSCLC cell line harbors an ALK rearrangement

RXDX-101 demonstrated in vivo activity in H2228 -derived mouse xenografts

RXDX-101: Preclinical CNS Penetration

BBB penetration in 3 species (brain/blood ration):

Mouse: 0.4

Rat: 0.6 - 1.0

Dog: 1.4 - 2.2

ALK-Positive NSCLC Brain Metastasis Model:

ALK fusion-positive, H2228 cells were directly injected into the brain parenchyma of mice.

Mice were treated with RXDX-101 orally at 60 or 120 mg/kg BID x 10 days

RXDX-101 Clinical Development

Ongoing Phase I/II Trial of RXDX-101

ALK+ cohort

Phase I Phase II

ROS1+ cohort

N = 20-30 patients Dose Patients treated at Escalation RP2D

Advanced solid TrkA+ cohort tumors 3+3 N = 15-20 Design patients per

Genetic alterations in expansion cohort

ALK, ROS1 or TrkA TrkB/C+

cohort

Endpoints

Primary: MTD/RP2D, DLTs

Secondary: Safety, PKs, ORR

RXDX-101 Clinical Development

Preliminary Findings from Ongoing Phase I/II Trial

18 patients enrolled, 17 treated in 6 dose cohorts

No DLTs; one treatment-related Grade 3 AE (asthenia) reported to date

AUC and Cmax increase with dose (t1/2 ~ 20 hrs)

2 active patients from 2nd dose cohort

NSCLC (ALK+) in cycle 12 with prolonged SD

Neuroblastoma (ALK+) in cycle 13 with PR

1 active patient with prolonged SD from 3rd dose cohort

Pancreatic cancer (ROS1del) in cycle 8

4 active patients in 5th/6th dose cohorts

RXDX-102

RXDX-102 is an orally available, potent pan-Trk inhibitor (TrkA, TrkB, and TrkC)

RXDX-102 was orally administered to TrkB and TrkC-driven Ba/F3 cells were injected s.c. nude mice bearing KM12 tumors in SCID mice and animals were treated with RXDX-102

TrkA

Clinical Development _ Trk Inhibitors

Agent Stage of Development NCT

Crizotinib No Trk-specific cohorts or trials ongoing N/A

Dovitinib Phase II in “pathway-activated” solid tumor and NCT01831726 hematologic malignancies (FGFR, PDGFR, VEGF, c-KIT, FLT3, TrK, or RET positive)

Lestaurtinib No Trk-specific cohorts or trials ongoing N/A LOXO-101 Phase I/II trial in patients with genetic alterations N/A in TrkA, TrkB, or TrkC

PLX7486 Phase I/II in combination with gemcitabine & nab- NCT01804530 paclitaxel in solid tumors (pancreatic cancer expansion cohort) RXDX-101 Phase I/II in patients with genetic alterations in N/A

TrkA, TrkB, TrkC, ROS1, and ALK

RXDX-102 Preclinical N/A

TSR-011 Phase I/II in solid tumors and hematologic NCT02048488 malignancies (ALK or TrkA positive)

Summary

RXDX-101 is a orally available pan-Trk, ROS1 and ALK inhibitor.

RXDX-101 demonstrates in vitro and in vivo activity in TrkA- and ALK-driven lung cancer models.

A Phase I/II trial of RXDX-101 is currently ongoing. No DLTs have been reported to date.

Additional genotyping studies are needed to determine the frequency of NTRK fusions in other malignancies and in the general NSCLC population, which may inform clinical development of Trk inhibitors.